                                                                    EXHIBIT 4.1

                             [Prime Response Logo]

[   ] Number                  Prime Response, Inc.                  [   ] Shares

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

================================================================================
                                                               CUSIP 74158B 10 0

THIS CERTIFIES THAT






is the owner of
================================================================================

 fully-paid and non-assessable shares of the COMMON STOCK, $.01 par value, of ===============================PRIME RESPONSE, INC.=============================
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.


Dated:


  /s/ Frederick H. Phillips                             /s/ Peter J. Boni

  Senior Vice President                                      President


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY:
   ------------------------------
   Authorized Signature

                    [PRIME RESPONSE, INC., 1997, DELAWARE]

                             PRIME RESPONSE, INC.

    THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _________Custodian_________
  TEN ENT -- as tenants by the entireties                               (Cust)           (Minor)
  JT TEN  -- as joint tenants with right of                             under Uniform Gifts to Minors
             survivorship and not as tenants                            Act ________________________
             in common                                                           (State)

    Additional abbreviations may also be used though not in the above list.


For Value received, ____________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
__________________________________________

________________________________________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated________________

        _______________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



________________________________________________________________________________
                          AMERICAN BANK NOTE COMPANY
                         55TH STREET AND SANSOM STREET
                            PHILADELPHIA, PA 19139
                                (215) 764-8600
________________________________________________________________________________
                         SALES: D. BURNS: 617-786-7600
________________________________________________________________________________
                      /NET/BANKNOTE/HOME 15/PRIME/H64836

________________________________________________________________________________
               PRODUCTION COORDINATOR: LISA MARTIN: 215-764-8625
                           PROOF OF JANUARY 13, 2000
                                     PRIME
                                  H 64836 BACK
________________________________________________________________________________
                            OPERATOR:          eg
________________________________________________________________________________
                                      NEW
________________________________________________________________________________